                                                                  CONFORMED COPY







                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 13, 2000


                           Champion Enterprises, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  ---------------------------------------------
                  State or other jurisdiction of incorporation



                 1-9751                            38-2743168
          ----------------------        -------------------------------
          Commission File Number        IRS Employer Identification No.


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
          -------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090

Item 5.  Other Events.

     On December 13, 2000 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.
-------

  99     Press release dated December 13, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ RICHARD HEVELHORST
                                   ----------------------
                                   Richard Hevelhorst
                                   Vice President and Controller



December 14, 2000

                          INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.
-----------                 -----------                      --------

   99           Press release dated December 13, 2000